Note 14 - Capital Stock	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
14.	Capital stock

The authorized capital stock of the Company is as follows:

An unlimited number of Preferred Shares, issuable in series;

An unlimited number of Subordinate Voting Shares having one vote per share; and

An unlimited number of Multiple Voting Shares having 20 votes per share, convertible at any time into Subordinate Voting Shares at a rate of one Subordinate Voting Share for each Multiple Voting Share outstanding.

The following table provides a summary of total capital stock issued and outstanding:

	Subordinate Voting Shares		Multiple Voting Shares		Total Common Shares
	Number	Amount	Number	Amount	Number	Amount

Balance, December 31, 2014	34,481,261	$310,028	1,325,694	$373	35,806,955	$310,401
Balance, December 31, 2015	37,178,617	395,693	1,325,694	373	38,504,311	396,066

On May 3, 2013, the Company eliminated all of its outstanding Preferred Shares, redeeming 30% for cash consideration of $39,232 and converting all remaining Preferred Shares into Subordinate Voting Shares. The Preferred Shares were converted to Subordinate Voting Shares based on 95% of the weighted average trading price of the Old FSV Subordinate Voting Shares on the NASDAQ stock market for the 20 trading days ended April 29, 2013 (such weighted average trading price being $33.34). As a result, 2,889,900 new Subordinate Voting Shares were issued from treasury.

On September 24, 2013, the Company redeemed its outstanding Convertible Debentures, issuing 2,744,886 new Old FSV Subordinate Voting Shares.

On June 1, 2015, Company completed the Spin-off. Under the Spin-off, shareholders received one Company share and one FirstService share of the same class as each Old FSV share previously held. The Spin-off distribution was accounted for at the carrying amount, without gain or loss, and resulted in a reduction of shareholders’ equity of $138,396.

During the year ended December 31, 2015, the Company declared dividends on its Common Shares of $0.14 per share (2014 - $0.40; 2013 - $0.30).

Pursuant to an agreement approved in February 2004 and restated on June 1, 2015 to reflect the impact of the Spin-off, the Company agreed that it will make payments to Jay S. Hennick, its Chief Executive Officer (“CEO”), that are contingent upon the arm’s length sale of control of the Company or upon a distribution of the Company’s assets to shareholders. The payment amounts will be determined with reference to the price per Subordinate Voting Share received by shareholders upon an arm’s length sale or upon a distribution of assets. The right to receive the payments may be transferred among members of the CEO’s family, their holding companies and trusts. The agreement provides for the CEO to receive each of the following two payments. The first payment is an amount equal to 5% of the product of: (i) the total number of Subordinate and Multiple Voting Shares outstanding on a fully diluted basis at the time of the sale and (ii) the per share consideration received by holders of Subordinate and Multiple Voting Shares minus a base price of C$3.324. The second payment is an amount equal to 5% of the product of (i) the total number of shares outstanding on a fully diluted basis at the time of the sale and (ii) the per share consideration received by holders of Subordinate Voting Shares minus a base price of C$6.472. The two base prices shown above have been restated to 58.57% of their original values to reflect the Spin-off on June 1, 2015. Assuming an arm’s length sale of control of the Company took place on December 31, 2015, the amount required to be paid to the CEO, based on a market price of C$61.73 per Subordinate Voting Share, would be US$164,018.